NATIONWIDE MUTUAL FUNDS
Nationwide Bailard Cognitive Value Fund
Nationwide Bailard Technology & Science Fund
Nationwide BNY Mellon Disciplined Value Fund
Nationwide BNY Mellon Dynamic U.S. Core Fund
Nationwide Fund
Nationwide Geneva Mid Cap Growth Fund
Nationwide Geneva Small Cap Growth Fund
Nationwide GQG US Quality Equity Fund
Nationwide Loomis All Cap Growth Fund
Nationwide Small Company Growth Fund
Nationwide WCM Focused Small Cap Fund
Supplement dated March 16, 2023 to the Prospectus dated February 28, 2023
Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.
Nationwide BNY Mellon Disciplined Value Fund
Effective immediately, the Prospectus is amended as follows:

1.
The Nationwide BNY Mellon Disciplined Value Fund is renamed the “Nationwide BNY Mellon Dynamic U.S. Equity Income Fund.” All references to the Fund’s former name in the Prospectus are replaced accordingly.

2.	The first sentence in the second paragraph under the heading “Principal Investment Strategies” on page 12 of the Prospectus is deleted in its entirety and replaced with the following:
The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. issuers, primarily common stocks.

3.
The first sentence in the second paragraph under the heading “How the Funds Invest - Principal Investment Strategies” on page 53 of the Prospectus is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its net assets in equity securities of U.S. issuers, primarily common stocks.

4.	The information under the heading “How the Funds Invest – Key Terms” on page 54 of the Prospectus is supplemented with the following:
U.S. issuers – a U.S. issuer is a company whose stock is listed on the New York Stock Exchange or NASDAQ.

5.	The heading and the table under the heading “Portfolio Management – Portfolio Manager” on page 16 of the Prospectus is deleted in its entirety and replaced with the following:
Portfolio Managers

Portfolio Manager	Title	Length of Service with Fund
John C. Bailer, CFA	Deputy Head of Equity Income, Portfolio Manager	Since 2019
Brian C. Ferguson	Portfolio Manager, Equity Income Team	Since 2019
Keith Howell, Jr., CFA	Portfolio Manager, Equity Income Team	Since 2022
James H. Stavena	Head of Portfolio Management, Multi‑Asset Solutions	Since 2020
Dimitri Curtil	Global Head of Multi-Asset Solutions	Since 2023
Torrey K. Zaches, CFA	Senior Portfolio Manager, Multi-Asset Solutions	Since 2023

6.	The information relating to the “Nationwide BNY Mellon Dynamic U.S. Equity Income Fund” on page 74 of the Prospectus is deleted in its entirety and replaced with the following:
John C. Bailer, CFA, Brian C. Ferguson, Keith Howell, Jr., CFA, James H. Stavena, Dimitri Curtil and Torrey K. Zaches, CFA, are jointly and primarily responsible for the day‑to‑day management of the Fund.
Mr. Bailer is deputy head of equity income and a portfolio manager at NIMNA. He has been employed by NIMNA since 1992.
Mr. Ferguson is a portfolio manager on the Equity Income team at NIMNA. He has been employed by NIMNA since 1997.
Mr. Howell is a portfolio manager on the Equity Income team at NIMNA. He has been employed by NIMNA since 2006.
Mr. Stavena is head of the multi-asset solutions portfolio management team. Mr. Stavena joined NIMNA in 1998.
Mr. Curtil is the global head of the multi-asset solutions team. Mr. Curtil joined NIMNA in 2006.
Mr. Zaches is a senior portfolio manager. Mr. Zaches joined NIMNA in 1998.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE